DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

(REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY

(DEPOSITOR)

The undersigned Director, Chairman of the Board and Chief Executive Officer of Lincoln Benefit Life Company constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386, 333-148224 of the Lincoln Benefit Life Company Variable Life Account (File No. 811-9154) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 10, 2009

s/s Frederick F. Cripe

Frederick F. Cripe

Director, Chairman of the Board and Chief Executive Officer

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

(REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY

(DEPOSITOR)

The undersigned Director, President and Chief Operating Officer of Lincoln Benefit Life Company constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386, 333-148224 of the Lincoln Benefit Life Company Variable Life Account (File No. 811-9154) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 9, 2009

s/s Lawrence W. Dahl

Lawrence W. Dahl

Director, President and Chief Operating Officer

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

(REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY

(DEPOSITOR)

The undersigned Group Vice President and Controller of Lincoln Benefit Life Company constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386, 333-148224 of the Lincoln Benefit Life Company Variable Life Account (File No. 811-9154) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 10, 2009

s/s Samuel H. Pilch

Samuel H. Pilch

Group Vice President and Controller

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

(REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY

(DEPOSITOR)

The undersigned Treasurer of Lincoln Benefit Life Company constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386, 333-148224 of the Lincoln Benefit Life Company Variable Life Account (File No. 811-9154) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 10, 2009

s/s Steven C. Verney

Steven C. Verney

Treasurer

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

(REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY

(DEPOSITOR)

The undersigned Director and Vice President of Lincoln Benefit Life Company constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386, 333-148224 of the Lincoln Benefit Life Company Variable Life Account (File No. 811-9154) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 10, 2009

s/s John C. Lounds

John C. Lounds

Director and Vice President

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

(REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY

(DEPOSITOR)

The undersigned Director of Lincoln Benefit Life Company constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386, 333-148224 of the Lincoln Benefit Life Company Variable Life Account (File No. 811-9154) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 10, 2009

s/s Matthew S. Easley

Matthew S. Easley

Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

(REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY

(DEPOSITOR)

The undersigned Director, Senior Vice President and Chief Financial Officer of Lincoln Benefit Life Company constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386, 333-148224 of the Lincoln Benefit Life Company Variable Life Account (File No. 811-9154) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 10, 2009

s/s John C. Pintozzi

John C. Pintozzi

Director, Senior Vice President and Chief Financial Officer

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

(REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY

(DEPOSITOR)

The undersigned Vice President of Lincoln Benefit Life Company constitutes and appoints Susan L. Lees, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File No. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386, 333-148224 of the Lincoln Benefit Life Company Variable Life Account (File No. 811-9154) and Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 10, 2009

s/s J. Eric Smith

J. Eric Smith

Vice President